UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.    )

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☐	Soliciting Material Pursuant to §240.14a-12

McKESSON CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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*** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on July 26, 2017.    McKESSON CORPORATION    McKESSON CORPORATION C/O CORPORATE SECRETARY’S DEPARTMENT ONE POST STREET, 32ND FLOOR SAN FRANCISCO, CA 94104    Meeting Information Meeting Type: Annual Meeting For holders as of: May 31, 2017 Date:    July 26, 2017                Time:    8:30 A.M. CDT Location: Irving-Las Colinas Chamber of Commerce 5201 N. O’Connor Blvd. Irving, TX 75039    You are receiving this communication because you hold shares in the company named above. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).    We encourage you to access and review all of the important information contained in the proxy materials before voting. proxy See the materials reverse and side voting of this instructions. notice to obtain    E29886-P85736

Before You Vote How to Access the Proxy Materials    Proxy Materials Available to VIEW or RECEIVE: NOTICE AND PROXY STATEMENT ANNUAL REPORT How to View Online: Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX    XXXX (located on the following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting    a copy. Please choose one of the following methods to make your request:    1) BY INTERNET: www.proxyvote.com    2) BY TELEPHONE: 1-800-579-1639    3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) in the subject line. Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before July 12, 2017 to facilitate timely delivery.    How To Vote Please Choose One of the Following Voting Methods    Vote In Person: Many stockholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked    by the arrow XXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.    E29887-P85736

Voting Items    the The listed Board nominees: of Directors recommends a vote FOR 1. Election of eight directors for a one-year term. Nominees: 1a. Andy D. Bryant 1b. N. Anthony Coles, M.D. 1c. John H. Hammergren 1d. M. Christine Jacobs 1e. Donald R. Knauss 1f. Marie L. Knowles 1g. Edward A. Mueller 1h. Susan R. Salka    FOR The the Board following of Directors proposals: recommends a vote 2. Ratification of the appointment of Deloitte & Touche LLP as the company’s independent registered public accounting firm for the fiscal year ending March 31, 2018. 3. Advisory vote on executive compensation. 1 The YEAR Board on the of Directors following recommends proposal: a vote for 4. Advisory vote on the frequency of the advisory vote on executive compensation. AGAINST The Board the of following Directors proposals: recommends a vote 5. Shareholder proposal on independent board chairman. 6. Shareholder proposal on action by written consent of shareholders.    E29888-P85736

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